FORM OF SUBSCRIPTION AGREEMENT

FIIC HOLDINGS, INC.
SUBSCRIPTION AGREEMENT

The undersigned hereby executes this Subscription Agreement (the “Subscription”) and applies to purchase the Convertible Promissory Note(s) (“Note(s)”) of FIIC HOLDINGS, INC., a Delaware Corporation (the “Company”), set forth on the last page hereof. The Loan amount of ___________ Thousand dollars ($___,000) is being made in connection with the certain Notes hereby subscribed, for and will be paid by delivering to the Company a check payable to “FIIC Holdings, Inc.”

Accompanying this Subscription Agreement are: (i) the undersigned’s check in the amount of $___,000 as a loan subscribed and (ii) a completed Confidential Purchaser Questionnaire. The Company hereby agrees that such executed documents, and the subscription funds.

The undersigned hereby represents and warrants to the Company as follows:

1.	The undersigned is an Accredited Investor within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

2.
The undersigned has read and understands the “Risk Factors” attached to this Subscription Agreement, as well as the Risk Factors and Plan of Operation information in the Company’s 10-KSB dated April 11, 2006, and any document publicly filed by the Company with the Securities and Exchange Commission subsequent thereto and prior to the date hereof.

3.
The undersigned and the advisors of the undersigned have had ready access to, and an opportunity to review, any and all documents that the undersigned and/or the advisors of the undersigned deem relevant to this transaction and no requested information, oral or written, has been withheld.

4.	The undersigned is the sole party in interest as the subscriber.

5.	The undersigned is acquiring Note(s) for investment and without a view to resale in connection with any distribution.

6.	The undersigned is aware of the following:

(a)
the Note(s) offered by the Company and the underlying shares have not been registered under the Securities Act in reliance upon the exemptions provided by Section 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act;

(b)
the resale of any Note(s) or underlying shares without registration under the Securities Act or exemption there from is prohibited (reliance on any exemption from registration must be established to the Company's satisfaction in its sole and absolute discretion);

(c)	this Subscription may be rejected in whole or in part by the Company in its sole and absolute discretion;

(d)	there will be no public market for the Note(s) offered by the Company and, accordingly, it may not be possible for the undersigned to liquidate an investment in the Company; and

(e)	the Note(s) offered and subscribed for hereunder are offered to purchaser only as an investment and without a view to resale in connection with any distribution.

7.
The undersigned has either: (i) consulted with the undersigned's business, tax and legal advisors (purchaser representative) with respect to the documents and information relating to this transaction, and they have advised the undersigned as to the merits of the offering; or (ii) the undersigned has had sufficient experience in investments and business matters to recognize the advantages and disadvantages of an investment of this nature.

8.
If the undersigned is a corporation, partnership, plan or trust, then all action necessary to enter into and deliver this Subscription Agreement has been taken and the undersigned agrees that it will deliver a copy of the organization documents of the subscriber to the Company. In addition, the undersigned warrants that any such corporation, partnership, plan or trust was: (i) existing prior to receiving any offer hereunder; and (ii) was not formed or organized for the purpose of purchasing any of the Note(s).

9.
If the undersigned is an employee benefit plan within the meaning of ERISA: (i) the purchase of Note(s) by the undersigned is not a “prohibited transaction” within the meaning of ERISA, the Internal Revenue Code, or the regulations promulgated there under, respectively, and such purchase is a prudent investment within the meaning of ERISA; and (ii) the undersigned agrees to indemnify and hold harmless the Company, its agents, successors and assigns from and against any and all liability, loss, cost and expense (including attorneys’ fees) resulting from any adverse claim or determination by the Department of Labor or the Internal Revenue Service respecting the propriety, suitability or legality of the undersigned's investment in the Note(s).

10.	The information contained in the undersigned's Confidential Purchaser Questionnaire is true and complete.

The undersigned recognizes that the offer and sale of the Note(s) to the undersigned are based upon the representations and warranties of the undersigned contained herein. The undersigned hereby indemnifies the Company, and anyone acting on behalf of the Company, with respect to the offer and sale of the Note(s) (including, but not limited to, the Company's attorneys), and agrees to hold each of such persons harmless against all liabilities, costs, or expenses (including attorneys’ fees and costs of collection) arising by reason of, or in connection with, any misrepresentation or any breach of such representations or warranties by the undersigned, or arising as a result of the sale or distribution of the Note(s) by the undersigned in violation of the Securities Act, applicable federal and state securities laws, ERISA, the Internal Revenue Code, and any other applicable law, or for failure to fulfill any of the undersigned's covenants or agreements set forth herein. Further, the undersigned hereby indemnifies the Company, and anyone acting on behalf of the Company, with respect to the offer and sale of the Note(s) (including, but not limited to, the Company's attorneys), and agrees to hold each of such persons harmless against all liabilities, costs or expenses (including attorney’s fees and costs of collection) incurred in connection with the successful defense by the Company, or any of such other persons, of any claim, action or cause of action of the undersigned.

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The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that such Subscription Agreement and agreements shall survive the death or disability of the undersigned or any assignment by the undersigned of any Note(s); provided, however, that if the Company has not accepted this Subscription on or before the termination of the offering, all agreements of the undersigned hereunder shall automatically be cancelled, revoked and terminated. This Subscription Agreement, its provisions and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, this Subscription has been executed at _________, ____________, on this       day of _____________, 2006.

Amount of Note(s) Subscribed For: _______________.

________________________________
Name of subscriber(s) (type or print)	________________________________
________________________________
Signature of subscriber(s)	Type or print mailing address including, street number, city, state and zip code
By:______________________	________________________________
Name and Title of Authorized Representative, if applicable	Type or print taxpayer identification number of the subscriber

ACCEPTED BY:

FIIC HOLDINGS, INC.

By: __________________________________

Title: _________________________________

Dated: ____________________, 2006

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FIIC HOLDINGS, INC.
A Delaware Corporation
(the "Company")

CONFIDENTIAL PURCHASER QUESTIONNAIRE

Name(s) of Purchaser(s): __________________________________________________________

                                             __________________________________________________________

Address:  ________________________________________________________________

________________________________________________________________

Telephone Number(s): ____________________________________________________________

Marital Status: __________________________________________________________________

Age(s): ________________________________________________________________________

Taxpayer I.D. Number(s): ___________________________________________________________

Employment Information:

Occupation or Profession(s): _________________________________________________

________________________________________________________________________

Nature of Business: ________________________________________________________

________________________________________________________________________

Name and Address of Employer(s): _____________________________________________

________________________________________________________________________

Office Telephone Number(s): __________________________________________________

Current Position or Title: _____________________________________________________

Nature of Duties: ___________________________________________________________

Period Employed: ___________________________________________________________

Investor Qualifications:

Please complete Part A if you are individually purchasing Note(s) or Part B if you are signing on behalf of a corporation, partnership, plan, or trust.

A.	All investors who are natural persons must complete the following:

I hereby represent, by marking the appropriate lines below, that:

______	1.
I am an Accredited Investor within the meaning of Regulation D because I have had an individual income in excess of $200,000 or more in each of the two most recent years, or joint income with my spouse in excess of $300,000 in each of those years, and reasonably anticipate to reach the same income level in the current year.

______	2.	I am an Accredited Investor within the meaning of Regulation D because I have an individual net worth, or a net worth with my spouse, of $1,000,000 or more.

B.	All persons signing on behalf of a purchaser that is an entity (i.e., corporation, partnership, plan, or trust) must complete the following:

I hereby represent, by marking one or more of the following lines below, that the Purchaser is an Accredited Investor within the meaning of Regulation D because:

______	1.
The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Note(s), with total assets in excess of $5,000,000.

______	2.
The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Note(s), whose purchase is directed by a person who has such knowledge and experience in financial and business matters that such purchaser is capable of evaluating the merits and risks of the prospective investment.

______	3.	The Purchaser is a corporation or partnership in which all of the equity owners are Accredited Investors within the meaning of Regulation D.

______	4.
The Purchaser is an employee benefit plan within the meaning of Title I of ERISA, and the decision to purchase the Note(s) has been made by a plan fiduciary which is a bank, savings and loan association, insurance company or registered investment advisor, or the plan has total assets which exceed $5,000,000, or if a self-directed plan, investment decisions are made solely by individuals who are Accredited Investors.

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Type of Ownership:	Indicate type of ownership you prefer, if other than individual (Natural Persons Only):

______	Joint Tenants with rights of survivorship (each must complete and sign this Questionnaire)

______	Tenants in Common (each must complete and sign this Questionnaire)

Representations and Warranties:

The undersigned understands that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and the undersigned represents and warrants to the Company, and its attorneys and agents, as follows:

1.
The answers to the above questions are complete and correct and may be relied upon by each of the foregoing for all purposes, including but not limited to, determining whether the offering is exempt from registration under the Securities Act of 1933, as amended, and applicable state securities laws.

2.
The undersigned will notify all of the foregoing immediately of any material change in any statement made herein that occurs prior to the closing of any purchase of securities in the proposed investment.

_________________________________
Signature(s) of Purchaser(s)

_________________________________
Please Print Name of Purchaser(s)

Dated: ___________________, 2006

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